PAGE 1
--------------------------------------

Keystone Precious Metals Holdings, Inc.
Seeks long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Precious Metals Holdings, Inc. for the twelve-month period which ended February 28, 1997.

Performance

Your Fund produced a total return of -5.16% for the twelve-months which ended February 28, 1997. The Financial Times Gold Mines Index, an index of gold stocks, returned -18.5% for the same period. We consider your Fund's performance satisfactory during a period in which gold stocks experienced significant price declines. We believe your Fund's conservative management style, which emphasizes established gold mining companies with expanding reserves and proven operating reputations, helped minimize price declines during this difficult year.

Market overview

The past year was a difficult period for gold and gold company stocks. Excess supply resulting from central bank sales drove bullion prices down, and low inflation in the industrialized countries dampened already weak investor interest in the metal. In addition, strong performance in the broader equity markets gave investors little reason to look elsewhere for competitive returns.

     At the start of your Fund's fiscal year on March 1, 1996, gold bullion prices were declining from a peak of $417 an ounce reached earlier in the month. Prices remained in the $390 to $400 range through the end of May, and then found support at the $380 level from June through November. Fueled by real and rumored central bank sales, speculator selling began in earnest in late November. Bullion prices declined to a low of $339.85 an ounce in early February, then experienced a quick run-up to end the period at $363.45 on February 28, 1997.

     Gold stocks responded slowly to the initial decline in gold prices, trending up for the first three months of the period until it became clear that bullion prices were no longer rising. Gold stocks declined in June and July, then tracked the price of gold through the end of the period, rebounding promptly with the metal in early February.

The advantages of a conservative investment strategy

The conservative management style of Keystone Precious Metals Holdings, Inc. helped the Fund to fare slightly better than the price of gold during the year. Although your Fund's net asset value and gold bullion both declined 9.3% during the year, Keystone Precious Metals Holdings, Inc. paid a $0.99 per share capital gain to shareholders of record in November, 1996. This capital gain payout was reflected in the Fund's net asset value.

     We believe this strong relative performance is due to our strategy of focusing on well established gold mining companies with good track records and strong exploration programs to ensure future growth. As the past year has shown, companies with these characteristics tend to be more resilient under difficult market conditions, but they also offer good appreciation potential when conditions improve.

Our outlook

The gold market experienced a turbulent year, but the fundamentals still hold true: worldwide demand for mined gold continues to outpace supply. Over the long term, we believe that this basic dynamic should lead to higher

                                 --continued--

PAGE 2
--------------------------------------

Keystone Precious Metals Holdings, Inc.

gold stock prices. We are also encouraged by the recent upward move in the price of gold bullion. Even in the absence of strong investor interest, we would not be surprised to see bullion prices return to the $380 range in the coming year. We continue to believe that the best way to take advantage of the unpredictable nature of these markets is to remain invested in high quality gold stocks.

Valuable diversification for long-term portfolios

Despite the negative returns of the past year, we believe long-term investing in gold-related securities adds valuable diversification to an investment portfolio. Holding gold-related stocks can help offset market fluctuations, because their performance usually differs from that of broader stock and bond market indexes. They can also provide a hedge against inflation and currency uncertainties.

Keystone acquired by First Union Corporation

We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

     First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Service and marketing will now be conducted under the "Evergreen Keystone Funds" umbrella.

     We appreciate your continued support of Keystone Precious Metals Holdings, Inc., and encourage you to write to us with any questions or comments about your Keystone investment.

Sincerely,


/s/ Albert H. Elfner, III
    Albert H. Elfner, III
    Chairman
    Keystone Investment
    Management Company


/s/ George S. Bissell
    George S. Bissell
    Chairman of the Board
    Keystone Funds

    April 1997                   [Photo:                   [Photo:
                          Albert H. Elfner, III]     George S. Bissell]

                          Albert H. Elfner, III      George S. Bissell

PAGE 3
--------------------------------------------------------------------

                               A Discussion With
                               Your Fund Manager

                          [Photo: John C. Madden, Jr.]

          John C. Madden, Jr. is a vice president and senior portfolio manager of Keystone Precious Metals Holdings, Inc. and Keystone
    Global Resources and Development Fund. A Chartered
             Financial Analyst, Mr. Madden has more than 30 years of experience in investment research and management, specializing in precious metals, natural resources and energy. He holds a BA from Yale University.

Q  What factors contributed to the declining price of gold during the period?

A Gold's brief rise above $400 early in 1996 gave investors, dealers and speculators a good opportunity to take profits, but once speculator interest dropped off, price levels moved lower. The price stabilized in the $380 range from June to November, when real and rumored central bank sales contributed to a further decline. The sale of 10 million ounces by the Dutch central bank and discussions of sales by the International Monetary Fund and the Swiss government sent the price to its one-year low of $339.85 an ounce in early February 1997. Once the price dipped below $340, however, investors saw a buying opportunity. Growing physical demand in the Far East and short covering by speculators led to a quick run up at the end of February. On February 28, 1997, the price had rebounded to $363.45 an ounce.

Q  How did these market conditions affect the stocks of gold mining companies?

A It varied, as you can see from the chart. The Financial Times Gold Mines Index lost almost twice as much as the metal, down 18.5% for the year compared to -9.3% for gold bullion. The XAU, another popular index of gold stock performance, lost 15.0%. But the average gold stock mutual fund, as measured by Lipper Analytical Services, fared a little better, losing a more modest 7.6% for the year.

----------------------------------- [BAR CHART] --------------------------------

             Comparative performance of Keystone
             Precious Metals Holdings, Inc. and key
             market indexes, March 1, 1996-February 28, 1997


             KPMH*                      -5.16%
             Lipper Gold Fund Index     -7.60%
             Spot Gold                  -9.30%
             XAU                       -15.00%

             Keystone Precious Metals Holdings declined less than the key market measures during the year.

             *Includes reinvested dividends

--------------------------------------------------------------------------------
  Fund Profile

  Objective: Seeks long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies.

  Commencement of investment operations:  June 5, 1972

  Net assets:  $190.1 million
  Newspaper listing:  PrecMtl.
--------------------------------------------------------------------------------

PAGE 4
--------------------------------------------------------------------

Keystone Precious Metals Holdings, Inc.

Q  How did the Fund perform during the year?

A Your Fund experienced lower volatility than either the price of gold or the leading gold indexes, as shown in the chart. During the first half of the year, the gold-related stocks in which your Fund invests generally experienced a delayed reaction to changes in the price of gold, remaining high in May even as gold bullion prices were declining. But once it became clear that the price of gold had settled lower, gold stocks moved down, too. From November onward, gold stock performance generally paralleled the price of the metal. Your Fund reached its low for the year in early January, about a month ahead of the price of gold.

The Fund had a strong finish to the year, buoyed by a recovery in the South African market. In February alone, the Fund gained 14.1% while the price of gold rose 5.5%.

Q  How were supply and demand during the year?

A The supply-demand dynamic remained positive during the year, despite the relatively low inflation environment in the U.S. and other industrialized countries. Demand from jewelry fabricators remained strong, and continues to exceed the annual mined production of gold. Over the past few years, this gap was filled by several sources, notably scrap supply, central bank sales and forward sales by producers. When central bank sales taper off, we expect supply to tighten, which we believe should provide a favorable environment for gold stocks over the long term.

Q You increased the Fund's North American holdings to nearly 60% of the portfolio during the year. Please describe some of these stocks.

A Over the year we reduced our exposure in Australia and expanded our holdings in North America. One U.S. stock that has done quite well is Getchell Gold, a spin-off from First Mississippi Corporation that

Asset Allocation (as a percentage of portfolio assets)

                   February 28, 1997      February 29, 1996

North America           59.1%                  50%
------------------------------------------------------------
South Africa            26.8%                  25%
------------------------------------------------------------
Australia               14.1%                  25%
------------------------------------------------------------

produces about 200,000 ounces a year from operations in northern Nevada. Getchell has been very successful in adding to reserves, and is now developing a mine that will more than double company output. With growing reserves and a land position that abuts that of Santa Fe Pacific Gold, there is also the possibility for merger or takeover activity.

     In Canada, we continue to like the Canadian royalty company Euro-Nevada. Among other assets, this company holds royalties on Getchell's current reserves and on Barrick Gold's Goldstrike property. In addition, the company is involved in a joint venture to develop a low-cost, 250,000 ounce per year mine in Nevada. Expected on stream in 1998, this mine should help the company record substantial earnings gains over the next several years.

Q  What is your strategy for managing the Fund?

A The Fund's objective is to seek long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies. As a sector fund, it is likely

----------------------------------- [PIE CHART] --------------------------------

                          Asset Allocation
                          as of February 28, 1997

                          U.S                      29%
                          Canada                   30%
                          South Africa             27%
                          Australia                14%

--------------------------------------------------------------------------------

PAGE 5
--------------------------------------------------------------------


to experience greater price fluctuation than more diversified investments, but we rely on a conservative strategy to reduce the level of volatility. We focus on companies with growing reserves and expanding production that may have a greater ability to maintain their value during periods of lower gold prices. We believe this approach offers Fund investors the advantages of ongoing exposure to the potential of gold stocks, but with reduced downside risk.

Q Bre-X Minerals, Ltd., a Canadian-based mining company, has been in the news since the end of the Fund's fiscal year. Is this a Fund holding?


A The Fund held a minor position--less than one percent of the portfolio--in Bre-X at the close of the fiscal year in February. In March, questions arose about the accuracy of company reports of gold deposits in an Indonesian mine owned by the company. We have liquidated our position in Bre-X.

Q  What is your outlook for the gold market?

A Over the past year, the bull market for stocks, the strong dollar and minimal inflation have created an unfavorable environment for gold investments. But the fundamentals remain positive--demand by jewelry fabricators continues to outpace mined production. While we are not anticipating a gold rally, neither do we expect a return to the low gold prices we saw earlier this year. We believe the companies in your Fund's portfolio are in a good position to benefit from even small increases in the price of gold over the coming year.

            Top 10 Holdings
            as of February 28, 1997

                                                       Percentage of
            Stock (Country)                            net assets
            ---------------------------------------------------------
            Euro Nevada Mining (Canada)                    7.1
            ---------------------------------------------------------
            Franco Nevada Mining (Canada)                  5.8
            ---------------------------------------------------------
            Getchell Gold (United States)                  5.5
            ---------------------------------------------------------
            Newmont Mining Corp. (United States)           5.1
            ---------------------------------------------------------
            Homestake Mining (United States)               5.1
            ---------------------------------------------------------
            Barrick Gold (Canada)                          4.5
            ---------------------------------------------------------
            Newmont Gold (United States)                   4.1
            ---------------------------------------------------------
            Randgold & Exploration (South Africa)          3.7
            ---------------------------------------------------------
            Santa Fe Pacific Gold (United States)          3.5
            ---------------------------------------------------------
            Pioneer Group (United States)                  3.3
            ---------------------------------------------------------

                                    [diamond]

                       This column is intended to answer
               questions about your Fund. If you have a question
                   you would like answered, please write to:
                  Evergreen Keystone Investment Services, Inc.
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
--------------------------------------

Keystone Precious Metals Holdings, Inc.

Your Fund's Performance

------------------------------- [MOUNTAIN CHART] ------------------------------

Growth of an investment in
Keystone Precious Metals Holdings, Inc.

In Thousands

                                 Reinvested       Initial
                                Distributions    Investment
                     2/87          10000          10000
                     2/88           8954           9714
                     2/89           9717          10748
                     2/90          11063          12236
                     2/91           8215           9255
                     2/92           8879          10094
                     2/93           8307           9515
                     2/94          14495          16601
                     2/95          11150          12833
                     2/96          15222          17521
                     2/97          13830          16616

             A $10,000 investment in Keystone Precious Metals Holdings, Inc. made on February 28, 1987 with all distributions reinvested was worth $16,616 on February 28, 1997. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Twelve-Month Performance            as of February 28, 1997
-----------------------------------------------------------
Total return*                 -5.16%
Net asset value 2/29/96      $26.35
                2/28/97      $23.94
Dividends                    None
Capital gains                 $0.99

* Before deducting contingent deferred sales charge (CDSC).


Historical Record                   as of February 28, 1997
-----------------------------------------------------------
                                    If you        If you did
Cumulative total return            redeemed       not redeem
1-year                               -7.89%          -5.16%
5-year                               64.62%          64.62%
10-year                              66.16%          66.16%

Average annual total return
1-year                               -7.89%          -5.16%
5-year                               10.48%          10.48%
10-year                               5.21%           5.21%

The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

     The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

     You may exchange your shares by phone or in writing. You may also exchange funds using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------


Growth of an Investment

----------------------------------- [PIE CHART] --------------------------------

           Comparison of change in value of a $10,000 investment in Keystone Precious Metals Holdings, Inc., the Standard and Poor's 500 Index and the Consumer Price Index.

           In Thousands        February 28, 1987 through February 28, 1997

                                  Fund Average
                               Annual Total Return
                          ---------------------------
                          1 Year    5 Year    10 Year
                          -7.89%    10.48%    5.21%

                                  Standard & Poor's     Consumer Price
                         Fund     500 Index (S&P 500)     Index (CPI)
           2/87          10000         10000               10000
           2/88           9714          9717               10393
           2/89          10748         10845               10894
           2/90          12236         12860               11467
           2/91           9255         14731               12076
           2/92          10094         17081               12417
           2/93           9515         18900               12817
           2/94          16601         20476               13140
           2/95          12833         21983               13517
           2/96          17521         29612               13875
           2/97          16616         37357               14252

*Reflects the deduction of the Fund's contingent deferred sales charge of 3%.
 Past performance is no guarantee of future results. The Consumer Price Index is through January 31, 1997.
--------------------------------------------------------------------------------

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Precious Metals Holdings, Inc.

Your Fund seeks capital appreciation primarily from investments in gold-oriented or other precious metal and minerals companies. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

     These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to

PAGE 8
--------------------------------------

Keystone Precious Metals Holdings, Inc.


increases in the cost of living. It is important to understand what the chart shows and does not show.

     This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

     Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
--------------------------------------


SCHEDULE OF INVESTMENTS--February 28, 1997


                                        Number        Market
                                       of Shares      Value
==============================================================
COMMON STOCKS (101.0%)

AUSTRALIA (14.1%)
 Gold Mining (8.7%)
 Delta Gold NL (a)                      800,000    $1,336,026
 Newcrest Mining                        654,572     2,491,380
 Perilya Mines NL (a)                 3,500,000     2,338,046
 Plutonic Resources NL                  950,000     3,770,778
 Ross Mining NL                       2,376,304     2,178,063
 Sons of Gwalia Ltd.                    799,600     4,459,475
--------------------------------------------------------------
                                                   16,573,768
--------------------------------------------------------------

 Metals and Mining (5.4%)
 Acacia Resources (a)                 2,899,200     4,999,397
 Normandy Mining Ltd.                 3,825,000     5,288,566
--------------------------------------------------------------
                                                   10,287,963
--------------------------------------------------------------
TOTAL AUSTRALIA                                    26,861,731
==============================================================

CANADA (30.1%)

 Gold Mining (21.1%)
 Euro-Nevada Mining Ltd.                410,000    13,439,672
 Franco-Nevada Mining Corp. Ltd.        235,000    11,073,388
 Goldcorp Inc. (a)                      300,000     2,414,575
 Kinross Gold Corp. (a)                 600,000     4,350,000
 Orvana Minerals Corp. (a)              337,100     2,096,546
 Prime Resources Group Inc. (a)         524,800     4,742,284
 TVX Gold Inc. (a)                      235,300     2,089,039
--------------------------------------------------------------
                                                   40,205,504
--------------------------------------------------------------

 Metals and Mining (9.0%)
 Agnico Eagle Mines Ltd.                 80,000     1,144,362
 Barrick Gold                           304,700     8,628,002
 Bema Gold Corp. (a)                    300,000     2,502,378
 Bre--X Minerals Ltd. (a)               125,000     1,792,639
 Bro--X Minerals Ltd.                    12,500        21,493
 Placer Dome Inc.                        50,000     1,073,754
 Repadre Capital Corp. (a)              300,000     1,942,636
--------------------------------------------------------------
                                                   17,105,264
--------------------------------------------------------------
TOTAL CANADA                                       57,310,768
==============================================================

                                       Number        Market
                                      of Shares      Value
==============================================================
SOUTH AFRICA (26.8%)

 Gold Mining (10.1%)
 Free State Consolidated Gold
  Mines Ltd.                             75,000    $  652,975
 Free State Consolidated Gold
  Mines Ltd. ADR                        440,000     3,891,250
 Vaal Reefs Exploration & Mining Ltd.    18,500     1,408,305
 Vaal Reefs Exploration & Mining
  Ltd. ADR                              699,000     5,351,719
 Western Areas Gold Mining Ltd. ADR     322,485     4,461,419
 Western Deep Levels Ltd.                20,900       727,849
 Western Deep Levels Ltd. ADR            75,000     2,620,313
--------------------------------------------------------------
                                                   19,113,830
--------------------------------------------------------------

 Metals and Mining (16.7%)
 Ashanti Goldfields Ltd. (GDR) (b)      285,000     4,310,625
 Avgold Ltd.                          2,445,000     5,447,282
 Avgold Ltd. ADR (a)                     74,131     1,649,415
 Avmin Ltd. ADR                         250,000     3,292,560
 DeBeers Centenary                      110,000     3,818,507
 DeBeers Consolidated Mines Ltd. ADR     45,200     1,576,350
 Elandsrand Gold Mining Ltd. ADR        300,000     1,539,630
 Harmony Gold Mining (a) ADR            200,000     1,720,380
 Harmony Gold Mining (a)                150,000     1,292,555
 Randgold + Exploration (a)             829,666     6,991,828
--------------------------------------------------------------
                                                   31,639,132
--------------------------------------------------------------
TOTAL SOUTH AFRICA                                 50,752,962
==============================================================

UNITED STATES (30.0%)

 Gold Mining (23.3%)
 Getchell Gold Corp.(a)                 204,700    10,542,050
 Homestake Mining Co.                   583,000     9,619,500
 Newmont Gold Co.                       160,000     7,800,000
 Newmont Mining Corp.                   205,000     9,737,500
 Santa Fe Pacific Gold Corp. (a)        355,000     6,656,250
--------------------------------------------------------------
                                                   44,355,300
--------------------------------------------------------------

PAGE 10
--------------------------------------

Keystone Precious Metals Holdings, Inc.

SCHEDULE OF INVESTMENTS--February 28, 1997


                                     Number        Market
                                   of Shares       Value
==============================================================
 Metals and Mining (6.7%)
 Canyon Resource Corp. (a)         400,000       $ 1,375,000
 Pioneer Group Inc.                270,000         6,260,625
 Stillwater Mining Company (a)     220,900         5,122,119
--------------------------------------------------------------
                                                  12,757,744
--------------------------------------------------------------
TOTAL UNITED STATES                               57,113,044
==============================================================
TOTAL COMMON STOCKS
 (Cost--$156,631,103)                            192,038,505
==============================================================
WARRANTS/RIGHTS (0.1%)
CANADA (0.1%)
 Metals and Mining (0.1%)
 Vengold                           429,000           269,950
--------------------------------------------------------------
TOTAL WARRANTS/RIGHTS (Cost--$0)                     269,950
==============================================================
TOTAL INVESTMENTS
 (Cost--$156,631,103)                            192,308,455
==============================================================
INVESTMENTS IN WHOLLY-OWNED
 UNCONSOLIDATED FOREIGN
 SUBSIDIARY (0.4%)
 Precious Metals (Bermuda) Ltd.                      807,292
--------------------------------------------------------------
                                     Number        Market
                                   of Shares       Value
==============================================================
OTHER ASSETS AND
 LIABILITIES--NET (-1.5%)                        $(3,008,136)
==============================================================
NET ASSETS (100.0%)                             $190,107,611
==============================================================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.

(c) The cost of investments for federal income tax purposes amounted to $172,190,611. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at February 28, 1997, are as follows:

Gross unrealized appreciation       $ 33,807,650
Gross unrealized depreciation        (12,882,514)
                                    ------------
Net unrealized appreciation         $ 20,925,136
                                    ============

Legend of Portfolio Abbreviations:

ADR--American Depository Receipt
GDR--Global Depository Receipt

FORWARD FOREIGN CURRENCY CONTRACTS--February 28, 1997


                                                   U.S. Value at    Unrealized
Exchange                               In Exchange  February 28,   Appreciation/
Date                                   for U.S. $       1997      (Depreciation)
--------------------------------------------------------------------------------
Spot Foreign Currency Exchange Contracts to Buy:

         Contracts
         to Receive
--------------------------------------------------------------------------------
3/4/97   2,322,221  South African Rand   524,689       518,411        (6,278)
3/4/97   2,291,782  South African Rand   518,386       511,616        (6,770)
3/4/97   1,735,414  South African Rand   392,104       387,412        (4,692)
3/4/97   2,237,296  South African Rand   505,501       499,452        (6,049)
3/4/97     728,980  South African Rand   164,715       162,737        (1,978)
3/4/97   2,331,373  South African Rand   526,983       520,454        (6,529)

Spot Foreign Currency Exchange Contracts to Sell:
         Contracts
         to Deliver
--------------------------------------------------------------------------------
3/4/97      1,729   South African Rand       386           390             4

See Notes to Financial Statements.

PAGE 11
--------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                             Year Ended (c)
                                      Feb. 28,       Feb. 29,        Feb. 28,       Feb. 28,
                                      1997           1996            1995           1994
==================================================================================================
Net asset value beginning of year     $   26.35      $   19.30      $   25.09      $   14.38
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)              (0.26)         (0.25)         (0.13)         (0.17)
Net gains (losses) on securities          (1.16)          7.30          (5.54)         10.88
--------------------------------------------------------------------------------------------------
Total from investment operations          (1.42)          7.05          (5.67)         10.71
--------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income        -0-            -0-          (0.12)           -0-
Distributions in excess of net
 investment income                          -0-            -0-            -0-            -0-
Distributions from realized capital
 gains                                    (0.99)           -0-            -0-            -0-
--------------------------------------------------------------------------------------------------
Total distributions                       (0.99)          0.00          (0.12)          0.00
--------------------------------------------------------------------------------------------------
Net asset value end of year           $   23.94      $   26.35      $   19.30      $   25.09
==================================================================================================
Total return (a)                          (5.16%)        36.53%        (22.70%)        74.48%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                             2.33%(b)       2.28%(b)       2.33%          2.34%
Net investment income (loss)              (1.08%)        (1.08%)        (0.54%)        (0.75%)
Portfolio turnover rate                      41%            39%            75%            73%
Average commission rate paid          $ 0.01636            n/a            n/a            n/a
Net assets, end of year (thousands)   $ 190,108      $ 217,270      $ 171,193      $ 200,489
==================================================================================================

                                                                        Year Ended (c)

                                           Feb. 28,       Feb. 29,       Feb. 28,      Feb. 28,    Feb. 28,    Feb. 29,
                                           1993           1992           1991          1990        1989        1988
=========================================================================================================================
Net asset value beginning of year        $   15.37      $   14.22      $   19.15     $   16.82   $   15.50    $   17.31
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 (0.12)         (0.02)           -0-          0.06        0.05        (0.01)
Net gains (losses) on securities             (0.76)          1.30          (4.61)         2.27        1.59        (0.17)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations             (0.88)          1.28          (4.61)         2.33        1.64        (0.18)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
  income                                       -0-            -0-          (0.06)          -0-       (0.12)       (0.41)
Distributions in excess of net
  investment income                          (0.11)         (0.13)         (0.26)          -0-         -0-          -0-
Distributions from realized capital
gains                                          -0-            -0-            -0-           -0-       (0.20)       (1.22)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                          (0.11)         (0.13)         (0.32)         0.00       (0.32)       (1.63)
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of year              $   14.38      $   15.37      $   14.22     $   19.15   $   16.82    $   15.50
=========================================================================================================================
Total return (a)                             (5.74%)         9.07%        (24.37%)       13.85%      10.64%       (2.86%)
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                2.83%          2.70%          2.76%         2.20%       1.68%        1.84%
Net investment income (loss)                 (0.86%)        (0.14%)        (0.02%)        0.32%       0.28%       (0.05%)
Portfolio turnover rate                         58%            53%            68%           95%         82%          62%
Average commission rate paid                   n/a            n/a            n/a           n/a         n/a          n/a
Net assets, end of year (thousands)      $ 114,364      $ 131,356      $ 150,200     $ 195,837   $ 222,079    $ 222,646
=========================================================================================================================

(a) Excluding applicable sales charges.

(b) The ratio of operating and management expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.31% and 2.26% for the years ended February 28, 1997 and February 29, 1996, respectively.

(c) Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 12
--------------------------------------------------------------------

Keystone Precious Metals Holdings, Inc.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997

========================================================================
Assets:
Investments at market value (identified
 cost--$156,631,103)                                       $192,308,455
Investment in wholly-owned unconsolidated foreign
 subsidiary, at fair value (Note 2)                             807,292
------------------------------------------------------------------------
 Total investments                                          193,115,747
Cash                                                            246,043
Receivable for:
 Unrealized appreciation on open spot foreign
  currency contracts                                                  4
 Fund shares sold                                               372,396
 Interest and dividends                                         606,515
Prepaid expenses                                                 77,518
Other assets                                                      1,984
------------------------------------------------------------------------
  Total assets                                              194,420,207
------------------------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                                       2,599,695
  Unrealized depreciation on open spot foreign
   currency contracts                                            32,296
  Fund shares redeemed                                        1,313,670
 Payable to Investment Adviser (Note 6)                           6,983
 Accrued reimbursable expenses (Note 6)                           3,838
 Other accrued expenses                                         356,114
------------------------------------------------------------------------
  Total liabilities                                           4,312,596
------------------------------------------------------------------------
Net assets                                                 $190,107,611
========================================================================
Net assets represented by:
 Paid-in capital                                           $145,496,368
 Accumulated undistributed net investment income              4,722,048
 Accumulated net realized gains (losses) on investment
  transactions                                                4,212,612
 Net unrealized appreciation on investments and
  foreign currency                                           35,676,583
------------------------------------------------------------------------
Total net assets applicable to outstanding shares of
 beneficial interest ($23.94 a share on 7,941,214 shares
 outstanding)                                              $190,107,611
========================================================================

STATEMENT OF OPERATIONS
Year Ended February 28, 1997

============================================================================
Investment income:
 Dividends (net of withholding taxes
 of $138,290)                                                  $  2,084,778
 Interest                                                           285,499
----------------------------------------------------------------------------
  Total investment income                                         2,370,277
----------------------------------------------------------------------------
Expenses:
 Management fee                                 $1,322,411
 Transfer agent fees                               805,132
 Accounting, auditing and legal                     87,223
 Custodian fees                                    150,132
 Printing                                           33,562
 Directors' fees and expenses                        8,743
 Distribution Plan expenses                      1,923,248
 Registration fees                                  82,609
 State tax expense                                  34,359
 Miscellaneous expenses                             18,233
----------------------------------------------------------------------------
  Total expenses                                 4,465,652
  Less: Expenses paid indirectly
  (Note 7)                                         (31,743)
----------------------------------------------------------------------------
 Net expenses                                                     4,433,909
----------------------------------------------------------------------------
 Net investment loss                                             (2,063,632)
----------------------------------------------------------------------------
Equity in earnings of wholly-owned
 unconsolidated foreign subsidiary (Note 2)                          69,764
----------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions:
 Realized gain on:
  Investments                                   14,615,767
  Foreign currency related transactions           (591,050)
----------------------------------------------------------------------------
 Net realized gain on investments and
  foreign currency related transactions                          14,024,717
 Unrealized appreciation on investments:
   Beginning of year                            53,551,832
   End of year                                  35,676,583
----------------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on investments:                               (17,875,249)
----------------------------------------------------------------------------
 Net gain (loss) on investments and
  foreign currency related transactions                          (3,850,532)
----------------------------------------------------------------------------
 Net decrease in net assets resulting
  from operations                                              $ (5,844,400)
============================================================================

See Notes to Financial Statements.

PAGE 13
--------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                 February 28, 1997   February 29, 1996
=======================================================================================================================
Operations
 Net investment loss                                                               $  (2,063,632)      $  (2,123,645)
 Equity in earnings of wholly-owned unconsolidated foreign subsidiary                     69,764              21,316
 Net realized gain on investments and foreign currency related transactions           14,024,717          15,952,451
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency holdings                                                          (17,875,249)         50,472,865
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations                     (5,844,400)         64,322,987
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains on investments and foreign currency related transactions          (7,301,560)                  0
-----------------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 3)
 Proceeds from shares sold                                                           618,026,217         376,204,823
 Payments for shares redeemed                                                       (638,015,009)       (394,450,262)
 Reinvestment of dividends and distributions                                           5,971,990                   0
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share
   transactions                                                                      (14,016,802)        (18,245,439)
-----------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                            (27,162,762)         46,077,548
Net assets
 Beginning of year                                                                   217,270,373         171,192,825
-----------------------------------------------------------------------------------------------------------------------
 End of year [including accumulated distributions in excess of net
  investment income as follows: February 1996--(55,852)]                           $ 190,107,611       $ 217,270,373
=======================================================================================================================

See Notes to Financial Statements.

PAGE 14
--------------------------------------
Keystone Precious Metals Holdings, Inc.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Keystone Precious Metals Holdings, Inc. (the "Fund") is a Delaware corporation for which Keystone Investment Management Company ("Keystone") is the investment advisor and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to seek long-term capital appreciation while protecting the purchasing power of shareholders' capital. Obtaining current income is a secondary objective.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments, including American Depository Receipts ("ADR's"), are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.

     Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the dif-

PAGE 15
--------------------------------------


ference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency transactions

D. Security Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund distributes net investment income on or about the 15th day of April and October each year and from its net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the expiration of capital loss carryovers.

G. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

     The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized upon closing the contract.

     Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

H. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

PAGE 16
--------------------------------------
Keystone Precious Metals Holdings, Inc.



2. Investment in Foreign Subsidiary

Precious Metals (Bermuda) Ltd., the Fund's wholly-owned foreign subsidiary, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At February 28, 1997, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents                $820,130
Accrued expenses                          (12,838)
--------------------------------------------------
                                        $ 807,292
==================================================

     During the year ended February 28, 1997, the foreign subsidiary had no purchases or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment income of $88,583, $18,819 and $69,764, respectively. Management fees paid or accrued by the foreign subsidiary to Keystone totaled $5,111 for the year ended February 28, 1997.

3. Capital Share Transactions

The Fund's Certificate of Incorporation authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                       Year ended           Year ended
                    February 28, 1997   February 29, 1996
---------------------------------------------------------
Shares sold              25,602,726           16,257,907
Shares redeemed         (26,171,322)         (16,883,225)
Shares issued in
 reinvestment of
 dividends and
 distributions              264,364                  -0-
---------------------------------------------------------
Net decrease               (304,232)            (625,318)
=========================================================

4. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended February 28, 1997 were $77,971,180 and $93,244,856, respectively.

5. Distribution Plans

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

     On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

     Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     The Distribution Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Directors, payments to EKIS and/or EKD may continue as compensation for services that had been earned while the Distribution Plan was in effect.

     EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual

PAGE 17
--------------------------------------


payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

     Total unreimbursed distribution costs at February 28, 1997, amounted to $12,902,884.

6. Investment Advisory and Management Agreement and Other Affiliated
Transactions

Under an Investment Advisory and Management Agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee. The management fee paid by the Fund to Keystone is determined by applying percentage rates, which start at 0.75%, and decline, as net assets increase, to 0.50% per annum, to the average daily net assets of the Fund. Such fee is reduced by the amount of any investment advisory fee paid to Keystone by the Fund's subsidiary. Since August 1, 1995, Harbor Capital has served as a consultant to Keystone with respect to the Fund. For its services as consultant, Harbor Capital receives from Keystone a fee at the annual rate of 0.10% of the Fund's average daily net assets.

     During the year ended February 28, 1997, the Fund paid or accrued $25,605 to Keystone for certain accounting services. The Fund paid or accrued $805,132 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended February 28, 1997, the Fund incurred total custody fees of $150,132 and received a credit of $31,743 pursuant to this expense offset arrangement, resulting in a net custody expense of $118,389. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8. Concentration of Risk

The Fund invests a substantial portion of its assets in issuers involved in gold mining and metals and mining industries. This concentration may result in the Fund being more affected by economic and political developments than a comparable general equity mutual fund.


--------------------------------------------------------------------
FEDERAL TAX STATUS--FISCAL 1997 DISTRIBUTIONS (Unaudited)

     A distribution of $0.99 per share of net long-term capital gains was paid during the fiscal year ended February 28, 1997. The distribution is taxable to shareholders in the year in which received by them or credited to their accounts.

     In January 1998, we will send you complete information on the distributions paid during the calendar year to help you in completing your tax return.

PAGE 18
--------------------------------------
Keystone Precious Metals Holdings, Inc.

INDEPENDENT AUDITORS' REPORT

The Directors and Shareholders of

Keystone Precious Metals Holdings, Inc.

We have audited the accompanying statement of assets and liabilities of Keystone Precious Metals Holdings, Inc. including the schedule of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Precious Metals Holdings, Inc. as of February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                          KPMG PEAT MARWICK LLP
Boston, Massachusetts
March 31, 1997

PAGE 19
--------------------------------------


Additional Information--(Unaudited)

PROXY RIDER FOR KEYSTONE PRECIOUS METALS HOLDINGS, INC.

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. Below are the results of that vote:

1. To elect the following Directors:

                                Affirmative      Withhold
                               ==============   ==========
 Frederick Amling               4,930,617        165,833
 Laurence B. Ashkin             4,929,336        167,114
 Charles A. Austin III          4,935,125        161,325
 Foster Bam                     4,928,867        167,582
 George S. Bissell              4,928,705        167,744
 Edwin D. Campbell              4,931,717        164,733
 Charles F. Chapin              4,932,852        163,598
 K. Dun Gifford                 4,935,124        161,325
 James S. Howell                4,929,048        167,402
 Leroy Keith, Jr.               4,935,451        160,999
 F. Ray Keyser, Jr.             4,931,186        165,264
 Gerald M. McDonell             4,933,613        162,837
 Thomas L. McVerry              4,933,921        162,529
 William Walt Pettit            4,933,462        162,988
 David M. Richardson            4,935,260        161,190
 Russell A. Salton, III MD      4,932,258        164,192
 Michael S Scofield             4,933,784        162,666
 Richard J. Shima               4,935,237        161,213
 Andrew J. Simons               4,932,726        163,724

2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.

 Affirmative            4,796,646
 Against                  127,735
 Abstain                  172,069

3. To ratify the selection of KPMG Peat Marwick LLP as the independent public accountant of the Fund for its current fiscal year.

 Affirmative            4,902,570
 Against                   53,866
 Abstain                  140,013

[Back Cover]


                        Keystone
                     Family Of Funds

                        [diamond]

                   Balanced Fund (K-1)
               Diversified Bond Fund (B-2)
              Growth and Income Fund (S-1)
               High Income Bond Fund (B-4)
                 International Fund Inc.
                      Liquid Trust
                Mid-Cap Growth Fund (S-3)
             Precious Metals Holdings, Inc.
                 Quality Bond Fund (B-1)
             Small Company Growth Fund (S-4)
               Strategic Growth Fund (K-2)
                      Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses.
Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen
Keystone.


          [Logo: Evergreen Keystone
      (Tree logo)   FUNDS   (Keystone logo)]

                      P.O. Box 2121
             Boston, Massachusetts 02106-2121


KPMH-R-4/97
22.7M                                    [Recycle logo]

[Front Cover]

                        KEYSTONE

                     PRECIOUS METALS
                     HOLDINGS, INC.

                [Logo: Evergreen Keystone
           (Tree logo)   FUNDS   (Keystone logo)]

                      ANNUAL REPORT
                    FEBRUARY 28, 1997